                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of report (Date of earliest event reported)        July 9, 2002



                            CARLYLE INDUSTRIES, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          DELAWARE                      1-3462                    13-1574754
----------------------------    ------------------------     -------------------
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)


                                1 PALMER TERRACE
                           CARLSTADT, NEW JERSEY 07072
--------------------------------------------------------------------------------
                    (Address of Principal Executive Offices)
                  Registrant's telephone number (201) 935-6220

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On July 9, 2002, Carlyle Industries, Inc., a Delaware corporation ("Carlyle"), advised Arthur Andersen LLP ("Arthur Andersen") that Carlyle was dismissing Arthur Andersen as its principal independent accountant. Arthur Andersen has been Carlyle's principal independent accountant since 1993. The determination to dismiss Arthur Andersen was recommended and approved by Carlyle's Board of Directors.

         On July 10, 2002, Carlyle decided to engage Friedman Alpren & Green LLP ("Friedman Alpren & Green") to serve as its new principal independent accountant to audit Carlyle's financial statements for the year ending December 31, 2002. This determination was approved by Carlyle's Board of Directors.

         The audit reports of Arthur Andersen on Carlyle's financial statements for the years ended December 31, 2001 and 2000, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

         During Carlyle's fiscal years ended December 31, 2001 and 2000, and from January 1, 2002 through July 8, 2002, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such periods.

         Carlyle has attempted to provide Arthur Andersen with a copy of the foregoing disclosures, however after repeated efforts; Carlyle has been unable to contact Arthur Anderson. Consequently, Carlyle has been unable to obtain from Arthur Anderson the letter required by Item 304(a)(3) stating its agreement with such statements.

         Carlyle did not consult with Friedman Alpren & Green on any accounting, auditing or financial reporting issue during the two fiscal years preceding the date of this report or any interim period. Carlyle has previously provided Friedman Alpren & Green with a copy of the disclosure contained in this report, has requested that it review the disclosure, and has requested that it provide Carlyle with a letter addressed to the Securities and Exchange Commission to the extent that it disagrees with any of Carlyle's statements or has any new or clarifying information to disclose. Friedman, Alpren & Green have indicated to Carlyle that it does not disagree and has no new or clarifying information to report.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                             CARLYLE INDUSTRIES, INC.

                             By: /s/ Edward F. Cooke
                                 -----------------------------------
                             Name:  Edward F. Cooke
                             Title: Chief Financial Officer and
                                    Vice President

Date: July 10, 2002